                                                                  Exhibit 10.19



















                               ESI EXCESS PENSION PLAN

                                 TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
ARTICLE I      ESTABLISHMENT AND PURPOSE OF THE PLAN . . . . . . . . . . . . . . .   1
               Section 1.01.  Establishment of the Plan. . . . . . . . . . . . . .   1
               Section 1.02.  Purpose of the Plan. . . . . . . . . . . . . . . . .   1

ARTICLE II     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE III    ELIGIBILITY AND MEMBERSHIP  . . . . . . . . . . . . . . . . . . . .   3
               Section 3.01.  Eligibility. . . . . . . . . . . . . . . . . . . . .   3
               Section 3.02.  Membership . . . . . . . . . . . . . . . . . . . . .   3

ARTICLE IV     BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
               Section 4.01.  Amount of Benefit  . . . . . . . . . . . . . . . . .   3
               Section 4.02.  Form and Timing of Payment . . . . . . . . . . . . .   3
               Section 4.03.  Death Benefits . . . . . . . . . . . . . . . . . . .   4
               Section 4.04.  Small Benefits . . . . . . . . . . . . . . . . . . .   4
               Section 4.05.  Facility of Payment  . . . . . . . . . . . . . . . .   4

ARTICLE V      NONALIENATION OF BENEFITS . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE VI     ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . .   4
               Section 6.01.  Plan Administrator . . . . . . . . . . . . . . . . .   4
               Section 6.02.  Removal and Replacement of Committee Members . . . .   4
               Section 6.03.  Disqualification and Resignation . . . . . . . . . .   5
               Section 6.04.  Chairman, Services, and Counsel  . . . . . . . . . .   5
               Section 6.05.  Meetings . . . . . . . . . . . . . . . . . . . . . .   5
               Section 6.06.  Quorum . . . . . . . . . . . . . . . . . . . . . . .   5
               Section 6.07.  Action Without Meeting . . . . . . . . . . . . . . .   5
               Section 6.08.  Correction of Defects  . . . . . . . . . . . . . . .   5
               Section 6.09.  Reliance Upon Legal Counsel. . . . . . . . . . . . .   5
               Section 6.10.  Expenses . . . . . . . . . . . . . . . . . . . . . .   5
               Section 6.11.  Indemnification. . . . . . . . . . . . . . . . . . .   5
               Section 6.12.  Powers and Duties of Committee . . . . . . . . . . .   6

ARTICLE VII    BENEFIT CLAIMS PROCEDURES   . . . . . . . . . . . . . . . . . . . .   6

ARTICLE VIII   NATURE OF INTEREST OF MEMBER  . . . . . . . . . . . . . . . . . . .   7
               Section 8.01.  Unsecured General Creditor . . . . . . . . . . . . .   7
               Section 8.02.  Trust Fund . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE IX     CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .     7

                                         -i-

               Section 9.01.  No Member Contributions. . . . . . . . . . . . . . .   7
               Section 9.02.  Employer Contributions . . . . . . . . . . . . . . .   7

ARTICLE X      AMENDMENT AND TERMINATION8
               Section 10.01.  Authority to Amend. . . . . . . . . . . . . . . . .   8
               Section 10.02.  Merger, Consolidation, or Change in Control . . . .   8

ARTICLE XI     CONTINUED APPROVAL OF PENSION PLANS . . . . . . . . . . . . . . . .   8

ARTICLE XII    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
               Section 12.01.  No Enlargement of Employee Benefits . . . . . . . .   8
               Section 12.02.  Board of Directors  . . . . . . . . . . . . . . . .   9
               Section 12.03.  No Impact on Other Benefits . . . . . . . . . . . .   9
               Section 12.04.  No Individual Liability . . . . . . . . . . . . . .   9
               Section 12.05.  Notice of Address . . . . . . . . . . . . . . . . .   9
               Section 12.06.  Data  . . . . . . . . . . . . . . . . . . . . . . .   9
               Section 12.07.  Misstatements . . . . . . . . . . . . . . . . . . .   9
               Section 12.08.  Taxes . . . . . . . . . . . . . . . . . . . . . . .   9
               Section 12.09.  Governing Laws  . . . . . . . . . . . . . . . . . .   9
               Section 12.10.  Severability  . . . . . . . . . . . . . . . . . . .  10
               Section 12.11.  Headings  . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE XIII   PARTICIPATION BY OTHER EMPLOYERS  . . . . . . . . . . . . . . . . .  10
               Section 13.01.  Adoption of the Plan  . . . . . . . . . . . . . . .  10
               Section 13.02.  Withdrawal from Participation . . . . . . . . . . .  10
               Section 13.03.  ESI as Agent for Employers  . . . . . . . . . . . .  10

ARTICLE IV     CONTINUANCE BY A SUCCESSOR  . . . . . . . . . . . . . . . . . . . .  10


                              ESI EXCESS PENSION PLAN


                                     ARTICLE I
                       ESTABLISHMENT AND PURPOSE OF THE PLAN

          SECTION 1.01. ESTABLISHMENT OF THE PLAN. ESI hereby establishes the Plan, effective as of June 9, 1998, as an unfunded plan of deferred compensation for the benefit of a select group of management and highly compensated employees.

          SECTION 1.02. PURPOSE OF THE PLAN. The purpose of the Plan is to restore benefits earned, but not available, to Eligible Employees because of certain limits imposed on qualified retirement plan benefits by the Code.

                                     ARTICLE II
                                    DEFINITIONS

          As used in this document, the following words and phrases, when capitalized, will have the meaning set forth below, unless a different meaning is plainly required by the context:

          SECTION 2.01. "Actuarial Equivalent" means "Actuarial Equivalent" as defined in Section 2.01 of the Pension Plan.

          SECTION 2.02. "Annuity Starting Date" means, with respect to a Member, the Member's "Annuity Starting Date," as defined in Section 2.01 of the Pension Plan.

          SECTION 2.03. "Beneficiary" means, with respect to each Member, the person or persons who are to receive benefits under the Pension Plan after the Member's death.

          SECTION 2.04. "Board of Directors" means the duly constituted board of directors of ESI.

          SECTION 2.05. "Claimant" means a person submitting a claim for benefits under the Plan.

          SECTION 2.06. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and interpretive rulings and regulations.

          SECTION 2.07. "Committee" means the committee established pursuant to Section 6.01 to serve as administrator of the Plan.

          SECTION 2.08. "Eligible Employee" means an Employee who is (1) a highly compensated employee within the meaning of Code subsection 414(q), (2) eligible to participate
                                    -1-
in the Pension Plan, and (3) designated by the compensation committee of the Board of Directors as a key management employee who is eligible for membership in the Plan pursuant to Article III.

          SECTION 2.09. "Employee" means any person employed by the Employer as a salaried employee, who is paid from a payroll maintained in the United States, and who receives compensation that the Employer initially reports on the Federal Wage and Tax Statement (Form W-2).

          SECTION 2.10. "Employer" means ESI and any Related Employer that adopts the Plan pursuant to Article XIII.

          SECTION 2.11. "ESI" means ITT Educational Services, Inc. and any corporation that succeeds to its business and adopts the Pension Plan and this Plan.

          SECTION 2.12. "Limitations" means (a) the limitation on compensation imposed by Code paragraph 401(a)(17), as reflected in the applicable provisions of the Pension Plan; and (b) the limitations on benefits imposed by Code subsections 415(b) and (e), as reflected in the applicable provisions of the Pension Plan.

          SECTION 2.13. "Maximum Benefit" means the maximum benefit permitted by Limitations payable to a Member under the Pension Plan.

          SECTION 2.14. "Member" means any Employee who has been designated as an Eligible Employee pursuant to Article III and for whom benefits are to be provided under the Plan.

          SECTION 2.15. "Pension Plan" means the Code qualified pension plan known as the "ESI Pension Plan," as amended from time to time.

          SECTION 2.16. "Plan" means the unfunded, nonqualified pension plan known as the "ESI Excess Pension Plan," as set forth in this instrument, as it may be amended from time to time.

          SECTION 2.17. "Plan Year" means the period from June 9, 1998 through December 31, 1998, and any subsequent calendar year.

          SECTION 2.18. "Related Employer" means any employer that, together with ESI, is under common control or a member of an affiliated service group, as determined under Code subsections 414(b), (c), (m), and (o).

          SECTION 2.19. "Unrestricted Benefit" means, with respect to any Member, the benefit to which the Member would have been entitled under Pension Plan, if that benefit had been determined without regard to the Limitations.

          The use of singular and masculine words are for practical purposes only and will be deemed to include the plural and feminine, respectively, unless the context plainly indicates a distinction. Certain other definitions, as required, appear in the following Articles of the Plan.


                                     ARTICLE III
                             ELIGIBILITY AND MEMBERSHIP

          SECTION 3.01. ELIGIBILITY. The Plan is intended to be an unfunded plan of deferred compensation for a select group of management and highly compensated Employees. An Employee shall be an Eligible Employee and thereby eligible for membership in this Plan only if (1) the Employee is a highly compensated employee within the meaning of Code subsection 414(q); (2) the Employee is eligible to participate in the Pension Plan; and (3) the Employee is designated by the Compensation Committee of the Board of Directors as a key management employee who is eligible for membership in the Plan.

          SECTION 3.02.  MEMBERSHIP.

          (a) An Eligible Employee shall become a Member as of the date designated by the compensation committee of the Board of Directors.

          (b) A Member shall cease to be a Member as of the date his benefits under the Plan are totally distributed to him or on his behalf.

          (c) If a former Member is reemployed by the Employer, he shall become a Member again only if and when he satisfies, subsequent to his reemployment, the eligibility and membership requirements of Sections 3.01 and 3.02, respectively.


                                     ARTICLE IV
                                      BENEFITS

          SECTION 4.01. AMOUNT OF BENEFIT. Upon a Member's Annuity Starting Date, the between his Unrestricted Benefit and his Maximum Benefit. The benefit payable under this Plan will be calculated after the Member's benefits payable under the Pension Plan are calculated.

          SECTION 4.02.  FORM AND TIMING OF PAYMENT.

          (1) The form of an excess benefit payable under the Plan to a Member will be the same form in which a benefit is payable to the Member under
     Article VII of the Pension Plan.

          (2) The payment of a Member's excess pension benefits under this Plan will begin as of the same date his benefits under the Pension Plan begin.

          SECTION 4.03. DEATH BENEFITS. If a Member dies before his Annuity Starting Date, the Committee or its designee will pay the Member's excess pension benefit under the Plan to the Member or his Beneficiary at the same time and in the same form that a death benefit is paid to the Beneficiary under
Article VII of the Pension Plan.

          SECTION 4.04. SMALL BENEFITS. Notwithstanding any other provision of the Plan, where the Actuarial Equivalent present value of a Member's excess pension payable under this Plan does not exceed $5,000, the Committee or its designee will pay the excess pension benefit to the Member or his Beneficiary in a single-sum cash payment equal to the Actuarial Equivalent of the excess pension benefit otherwise payable.

          SECTION 4.05. FACILITY OF PAYMENT. If any benefit under the Plan is payable to a person whom the Committee knows is a minor or otherwise under legal incapacity, the Committee or its designee may have the payment made to the legal guardian of that person or to the person or organization as a court of competent jurisdiction may direct. To the extent permitted by law, any payment under this Section will be a complete discharge of any liability under the Plan to that person.


                                     ARTICLE V
                             NONALIENATION OF BENEFITS

          The Plan will not in any manner be liable for, or subject to, the debts or liabilities of any Member, Beneficiary, or any other person entitled to any Plan benefit. No payee may assign any payment due him under the Plan. No pension or other benefits at any time payable under the Plan will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment, garnishment, levy, execution, or other legal or equitable process, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, or otherwise encumber any such benefit, whether presently or thereafter payable, will be void.

                                     ARTICLE VI
                                   ADMINISTRATION

          SECTION 6.01.  PLAN ADMINISTRATOR.    The ESI Employee Benefits
Plan Administration and Investment Committee will be the administrator of the Plan. The Committee will consist of the number of members, not fewer than 3, that is specified from time to time by the Board of Directors or its designee. A person must be an officer or employee of the Employer to be a member of the Committee. All members of the Committee will serve without compensation.

          SECTION 6.02. REMOVAL AND REPLACEMENT OF COMMITTEE MEMBERS. The members of the Committee will hold membership at the pleasure of the Board of Directors and may be removed by the Board of Directors or its designee with or without cause. Any vacancy among the members will be filled by the Board of Directors or its designee.

           SECTION 6.03. DISQUALIFICATION AND RESIGNATION. On the date when a Committee member is neither an employee nor an officer of an Employer, he will be disqualified from membership on the Committee. A member of the Committee may resign by delivering his written resignation to any other member of the Committee or to the Board of Directors. A resignation will become effective on the date specified in the instrument of resignation.

          SECTION 6.04. CHAIRMAN, SERVICES, AND COUNSEL. The members of the Committee will elect one of their members as Chairman and will elect a Secretary, who may be, but need not be, one of the members of the Committee. The Employer will provide the Committee, at the Employer's expense, with such clerical, accounting, actuarial, and other services as the Committee may reasonably require to carry out its responsibilities. The Committee may employ counsel, who may be, but need not be, counsel to the Employer.

          SECTION 6.05. MEETINGS. The Committee will hold meetings upon such notice, at the places, and at such times as the Committee may from time to time determine.

          SECTION 6.06. QUORUM. A majority of the members of the Committee at the time holding office will constitute a quorum for the transaction of business. All resolutions and other actions taken by the Committee at any meeting will be by the vote of the majority of the members of the Committee present at the meeting.

          SECTION 6.07. ACTION WITHOUT MEETING. Any decision, order, direction, or other action made in writing and signed by a majority of the members of the Committee at the time holding office will constitute valid and effective action of the Committee, whether or not the matter to which that decision, order, direction, or other action pertains has already been acted upon at a duly called and held meeting of the Committee.

          SECTION 6.08. CORRECTION OF DEFECTS. The Committee may correct any defect or supply any omission or reconcile any error or inconsistency in its previous proceedings, decisions, orders, directions, or other actions in such manner and to the extent as it deems advisable to carry out the Plan's purposes.

          SECTION 6.09. RELIANCE UPON LEGAL COUNSEL. The members of the Committee, and the Employer and its officers and directors, will be entitled to rely upon all opinions given by legal counsel selected by the Committee.

          SECTION 6.10. EXPENSES. In the performance of its duties, the Committee is authorized to incur reasonable expenses, including counsel fees, which will be paid by the Employer.

          SECTION 6.11. INDEMNIFICATION. The Employer agrees to indemnify and hold harmless each member of the Committee against any cost, expense, or liability (including any sum paid in settlement of any claim with the approval of the Board of Directors) arising out of any act or omission to act as a member of the Committee, except only acts and omissions representing willful misconduct, fraud, or lack of good faith.

          SECTION 6.12. POWERS AND DUTIES OF COMMITTEE. Subject to the specific limitations stated in this document, the Committee will have the following powers, duties, and responsibilities:

          (a)  to carry out the Plan's general administration;

          (b) to cause to be prepared all forms necessary or appropriate for the Plan's administration;

          (c) to keep appropriate books and records, including minutes of the Committee's meetings;

          (d) to give directions as to the amounts to be disbursed to Participants and others under the Plan's provisions;

          (e) to determine, with discretionary authority and consistent with the provisions of this Plan, all questions of the eligibility, rights, and status of Members and others under the Plan;

          (f) to exercise all other powers, duties, and responsibilities specifically conferred upon the Committee elsewhere in this document;

          (g) to interpret, with discretionary authority, the provisions of the Plan and to resolve, with discretionary authority, all disputed questions of Plan interpretation and benefit eligibility; and

          (h) to employ agents to assist it in performing its administrative duties.

The Committee will at all times make similar decisions on similar questions involving similar circumstances. Subject to the provisions of Article VII, all decisions of the Committee made in good faith on all matters within the scope of its authority under the provisions of this Plan will be final and binding upon all persons.

                                    ARTICLE VII
                             BENEFIT CLAIMS PROCEDURES

          Claims for benefits under the Plan will be made in writing to the Committee or its designee. If a claim for benefits is wholly or partially denied, the Committee or its designee will notify the Claimant of the claim's denial within a reasonable period of time. The Committee or its designee is authorized to develop more fully the Plan's benefit claims procedures by establishing from time to time various rules and procedures.

          Within 60 days after the Claimant's receipt of written notice of the claim's denial, the Claimant, or his duly authorized representative, may file a written request with the Committee requesting a full and fair review of the denial of the Claimant's claim for benefits. In connection with the Claimant's appeal of the denial of his claim for benefits, the Claimant may review pertinent documents in the Committee's possession and may submit issues and comments in writing. The Committee will make a decision on review promptly after receipt of the Claimant's request for review. The decision on review will be in writing and written in a manner calculated to be understood by the Claimant, and will set forth the specific reason or reasons for the decision and will contain a specific reference to the pertinent Plan provisions on which the decision is based.
If the decision on review is not furnished to the Claimant within 60 days of receipt of the request for review, the claim will be deemed denied on review.

                                    ARTICLE VIII
                            NATURE OF INTEREST OF MEMBER

          SECTION 8.01. UNSECURED GENERAL CREDITOR. The interest of Members and Beneficiaries in the Plan shall be that of unsecured general creditors, with no secured or preferential right to any assets of ESI or any Employer or any other party for payment of benefits under this Plan. Any property held by ESI or any Employer for the purpose of generating cash flow for benefit payment shall remain as general, unpledged, and unrestricted assets. Any Employer's obligation under the Plan shall be an unfunded and unsecured promise to pay benefits in the future.

          SECTION 8.02. TRUST FUND. The applicable Employer shall be responsible for the payment of benefits provided under the Plan. At its discretion, the Employer may establish one or more trusts, with such trustees as the Board of Directors may approve, for the purpose of providing for the payment of Plan benefits. Any trustees that are appointed shall be bonded in a manner satisfactory to the Employer. Whether or not such a trust is irrevocable, its assets shall at all times be subject to the claims of the Employer's general creditors in the event of the Employer's insolvency. To the extent any benefits provided under the Plan are paid from such a trust, the Employer shall have no further obligation to pay Plan benefits. Plan benefits not paid from the trust shall remain the obligations of the Employer.

                                     ARTICLE IX
                                   CONTRIBUTIONS

          SECTION 9.01. NO MEMBER CONTRIBUTIONS. No contributions to the Plan by Members will be required or permitted under the Plan.

          SECTION 9.02. EMPLOYER CONTRIBUTIONS. During the continuance of the Plan and for purposes of providing the benefits contemplated under the Plan, each Employer intends to pay out of its general assets, from time to time, those sums of money that the Committee deems sufficient to provide the benefits under the Plan.

                                     ARTICLE X
                             AMENDMENT AND TERMINATION

          SECTION 10.01. AUTHORITY TO AMEND. ESI, by resolution of its Board of Directors or by any person or persons duly authorized by resolution by ESI's Board of Directors, will have the right, authority, and power to alter, amend, modify, revoke, or terminate the Plan, and ESI, by resolution of its Board of Directors or by any person or persons duly authorized by resolution by the Board of Directors, will also have the right, authority, and power to terminate the Plan and to discontinue or suspend the payment of benefits under the Plan.

          SECTION 10.02. MERGER, CONSOLIDATION, OR CHANGE IN CONTROL. If ESI should be reorganized by merger, consolidation, transfer of assets, or otherwise, so that a corporation, partnership, or person shall succeed to all or substantially all of ESI's business, then the obligations and responsibilities of ESI under the Plan will be assumed by any successor, acquiring corporation, or controlling entity, and all of the rights, privileges, and benefits of the Members under the Plan will continue.

                                     ARTICLE XI
                        CONTINUED APPROVAL OF PENSION PLANS

          The Plan, as set forth in this document, is intended to provide pension benefits supplemental to those provided under the Pension Plan. The Plan's implementation and continuance are expressly conditioned upon the absence of any disqualifying effects of implementation and continuance upon the Pension Plan under the Code. Any modification, amendment, or termination of the Plan may be made, retroactive or otherwise, as necessary or appropriate to maintain the qualification of Pension Plan under the Code or otherwise to cause the Pension Plan to comply with any applicable requirements of the Employee Retirement Income Security Act of 1974, as amended from time to time.

                                     ARTICLE XII
                                    MISCELLANEOUS

          SECTION 12.01. NO ENLARGEMENT OF EMPLOYEE BENEFITS. This Plan is strictly a voluntary undertaking on the part of each Employer and will not be deemed to constitute a contract between the Employer and any Employee or to be consideration for, or an inducement to, or a condition of, the employment of any Employee. Nothing contained in the Plan will be deemed to give any Employee the right to be retained in the service of any Employer or to interfere with the right of any Employer to discharge any Employee at any time. No person will have any right to benefits except to the extent provided in the Plan.

          SECTION 12.02. BOARD OF DIRECTORS' POWER TO DELEGATE AUTHORITY. The Board of Directors may, in its discretion, delegate to any person or persons all or any part of the Board of Directors' authority and responsibility under the Plan, including, without limitation, the authority to amend the Plan.

          SECTION 12.03. NO IMPACT ON OTHER BENEFITS. Amounts accrued under this Plan shall not be included in any Member's compensation for purposes of calculating benefits under any other plan, program, or arrangement sponsored by an Employer.

          SECTION 12.04. NO INDIVIDUAL LIABILITY. It is the express purpose and intention of the Plan that no individual liability whatever will attach to, or be incurred by, the shareholders, officers, or members of the Board of Directors of any Employer, or the Committee or its members, or any fiduciary designated pursuant to Article VIII or X, or any representative appointed by ESI, under or by reason of any of the terms or conditions of the Plan.

          SECTION 12.05. NOTICE OF ADDRESS. Each Member and Beneficiary entitled to benefits under the Plan must submit to the Committee or its designee his post office address and each change of post office address. Any communication, statement, or notice addressed to a person at his latest post office address as filed with the Committee or its designee will, upon deposit in the United States mail with postage prepaid, be binding upon that person for all Plan purposes, and the Committee will not be obliged to search for, or to ascertain the whereabouts of, any person, except as otherwise required by law.

          SECTION 12.06.  DATA.   Members and Beneficiaries must furnish to
the Committee or its designee any documents, evidence, or information that the Committee considers necessary or desirable for the purpose of administering the Plan, or to protect the Committee; and it will be a condition of the Plan that each person must furnish this information promptly and sign required documents before any benefits become payable under the Plan.

          SECTION 12.07. MISSTATEMENTS. If the age, sex, or any other relevant facts relating to any person is found to have been misstated, the benefits payable to a Member or Beneficiary shall be the benefits that would have been provided on the basis of the correct information. Any excess payments due to misstatement shall be refunded to the Employer or withheld by it from any further amounts otherwise payable, and any underpayment shall be paid in full with the next payment due the Member or Beneficiary.

          SECTION 12.08. TAXES. To the extent required by law, amounts credited under the Plan shall be subject to federal social security and unemployment taxes during the years of service giving rise to such contributions or performed (or, if later, when the amount are not subject to a substantial risk of forfeiture). Each Employer shall withhold from any distributions made pursuant to the Plan such amounts as may be required by federal, state, or local law.

          SECTION 12.09. GOVERNING LAWS. The Plan will be construed and administered according to the internal laws of the State of Indiana to the extent that those laws are not preempted by federal law.

          SECTION 12.10. SEVERABILITY. If any part of the Plan is adjudged by a court of competent jurisdiction to be contrary to the laws governing the Plan, then the Plan will, in all other respects, be and remain legally effective and binding to the full extent permissible under the law.

          SECTION 12.11.  HEADINGS.   The headings of Articles, Sections,
Subsections, Paragraphs, or other parts of the Plan are for convenience of reference only and do not define, limit, construe, or otherwise affect the contents of this document.

                                    ARTICLE XIII
                          PARTICIPATION BY OTHER EMPLOYERS

          SECTION 13.01. ADOPTION OF THE PLAN. With ESI's consent, any Related Employer may become a participating Employer under the Plan by (a) taking any action necessary to adopt the Plan, (b) filing with ESI a copy of the resolutions adopted by the Related Employer's board of directors to adopt the Plan, and (c) executing and delivering any documents and taking any other action as may be necessary or desirable to put the Plan into effect with respect to that corporation or entity.

          SECTION 13.02. WITHDRAWAL FROM PARTICIPATION. Any Employer may, with ESI's consent, withdraw from participation in the Plan at any time by filing with ESI a copy of a resolution of its board of directors to that effect and giving notice of its intended withdrawal to ESI prior to the effective date of withdrawal.

          SECTION 13.03. ESI AS AGENT FOR EMPLOYERS. Each Related Employer that becomes a participating Employer pursuant to Section 13.01 (Adoption of the Plan) or Article XIV (Continuance by a Successor) by so doing will be deemed to have appointed ESI its agent to exercise on its behalf all of the powers and authorities conferred upon ESI by the terms of the Plan, including, but not limited to, the power to amend and terminate the Plan. Each Employer must, from time to time, upon ESI's request, furnish to ESI any data and information as ESI requires in the performance of its duties.


                                     ARTICLE IV
                              CONTINUANCE BY A SUCCESSOR

          If ESI or any other Employer is reorganized by way of merger, consolidation, transfer of assets, or otherwise, so that a corporation, partnership, or person other than an Employer succeeds to all or substantially all of an Employer's business, the successor may be substituted for the Employer under the Plan by adopting the Plan. Benefit payments by the Employer will automatically be suspended from the effective date of any reorganization until the date upon which the substitution of the successor corporation for the Employer under the Plan becomes effective. If, within 90 days following the effective date of any reorganization, the successor has not elected to become a party to the Plan, or if the Employer adopts a plan of complete liquidation other than in connection with a reorganization, the Plan will automatically be terminated with respect to employees of that Employer as of the close of business on the 90th day following the effective date of the reorganization or as of the close of business on the date of adoption of the plan of complete liquidation, as the case may be.

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

          ITT Educational Services, Inc. has caused this Plan document for the ESI Excess Pension Plan to be executed and adopted, effective June 9, 1998, as evidenced by the signature of its duly authorized officer, this 28th day of June, 1999.


                      ITT EDUCATIONAL SERVICES, INC.


                       BY:    /s/ Clark D. Elwood
                          ----------------------------
                          Name  Clark D. Elwood
                          Senior Vice President, General Counsel and Secretary
                          ----------------------------------------------------
                          Title












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